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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 21, 2004

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                     1-9210              95-4035997
  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)

              10889 WILSHIRE BOULEVARD
              LOS ANGELES, CALIFORNIA                             90024
      (Address of principal executive offices)                 (ZIP code)

               Registrant's telephone number, including area code:
                                 (310) 208-8800

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02.  Results of Operations and Financial Condition
----------  ---------------------------------------------

     On October 21, 2004, Occidental Petroleum Corporation released information regarding its results of operations for the fiscal period ended September 30, 2004. The exhibits to this Form 8-K and the information set forth in this Item
2.02 are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The full text of the press release is attached to this report as Exhibit 99.1. The full text of the speeches given by Dr. Ray R. Irani and Stephen I. Chazen are attached to this report as Exhibit 99.2. Investor Relations Supplemental Schedules are attached to this report as Exhibit 99.3.

SECTION 8 - OTHER EVENTS

Item 8.01.  Other Events
----------  ------------

     Occidental Petroleum Corporation announced on October 21, 2004 record net income for the third quarter 2004 of $758 million ($1.91 per share), compared with $446 million ($1.16 per share) for the third quarter 2003. Earnings of $1.83 billion ($4.63 per share) for the first nine months of 2004 were 55 percent higher than the $1.15 billion ($2.99 per share) the company earned in the comparable period last year.

     Core earnings for the first nine months of 2004 were $1.81 billion ($4.60 per share), compared with $1.25 billion ($3.27 per share) for 2003. The debt-to-total capitalization at the end of the third quarter was 29 percent, compared with 37 percent at the end of last year. Interest expense of $187 million for the first nine months of 2004 was 31 percent lower than the comparable 2003 period.

                                   Oil and Gas
                                   -----------

     Oil and gas segment earnings were $1.0 billion for the third quarter 2004, compared with $660 million for the third quarter 2003, an increase of 52 percent. The improvement in the third quarter 2004 earnings reflected higher worldwide crude oil and natural gas prices, partially offset by increased DD&A rates and higher operating costs.

                                    Chemicals
                                    ---------

     Chemical segment earnings were $137 million for the third quarter 2004, compared with $61 million for the third quarter 2003, an increase of 125 percent. The improvement in the third quarter 2004 was primarily due to higher sales prices and margins in chlorine, ethylene dichloride, polyvinyl chloride and vinyl chloride monomer, partially offset by higher ethylene and energy costs. Chemical earnings of $272 million for the nine months were almost double that of 2003.

     See the attached schedules for a reconciliation of net income to core earnings for the third quarter and nine months.


Statements in this release that contain words such as "will" or "expect", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements.

SUMMARY OF SEGMENT NET SALES AND EARNINGS

                                              Third Quarter               Nine Months
($ millions, except                   ---------------------     ---------------------
 per-share amounts)                       2004         2003         2004         2003
=================================     ========     ========     ========     ========
SEGMENT NET SALES
  Oil and gas                         $  2,033     $  1,480     $  5,509     $  4,473
  Chemical                                 973          793        2,767        2,368
  Other                                     27           46           87          115
                                      --------     --------     --------     --------
  Net sales                           $  3,033     $  2,319     $  8,363     $  6,956
=================================     ========     ========     ========     ========
SEGMENT EARNINGS
  Oil and gas                         $  1,003     $    660     $  2,567     $  2,024
  Chemical                                 137           61          272          139
                                      --------     --------     --------     --------
                                         1,140          721        2,839        2,163
UNALLOCATED CORPORATE ITEMS
  Interest expense, net (a)--
    debt and trust preferred
    distributions                          (59)         (71)        (187)        (270)
  Income taxes (b)                        (274)        (160)        (673)        (505)
  Other                                    (49)         (44)        (153)        (175)
                                      --------     --------     --------     --------

Income from Continuing Operations          758          446        1,826        1,213
Cumulative effect of changes in
   accounting principles, net               --           --           --          (68)
                                      --------     --------     --------     --------
NET INCOME                            $    758     $    446     $  1,826     $  1,145
                                      ========     ========     ========     ========
BASIC EARNINGS PER COMMON SHARE
  Income from continuing
    operations                        $   1.91     $   1.16     $   4.63     $   3.17
  Cumulative effect of changes in
    accounting principles, net              --           --           --        (0.18)
                                      --------     --------     --------     --------
                                      $   1.91     $   1.16     $   4.63     $   2.99
                                      ========     ========     ========     ========
DILUTED EARNINGS PER COMMON SHARE
  Income from continuing
    operations                        $   1.88     $   1.14     $   4.57     $   3.14
  Cumulative effect of changes in
    accounting principles, net              --           --           --        (0.18)
                                      --------     --------     --------     --------
                                      $   1.88     $   1.14     $   4.57     $   2.96
                                      ========     ========     ========     ========
AVERAGE BASIC COMMON SHARES
  OUTSTANDING                            396.3        385.5        394.1        382.6
=================================     ========     ========     ========     ========

See footnotes on following page.

(a) The third quarter 2004 includes a $2 million pre-tax interest charge to purchase in the open market and retire $19 million of Occidental's senior notes and a $3 million pre-tax interest charge to redeem all the $157 million outstanding 6.5 percent senior notes which were due in 2005. The nine months 2004 also includes an $11 million pre-tax interest charge to redeem all the outstanding 8.16 percent Trust Preferred Redeemable Securities on January 20, 2004. The nine months 2003 includes a $61 million pre-tax interest charge to repay a $450 million 6.4 percent senior notes issue that had ten years of remaining life, but was subject to re-marketing on April 1, 2003.

(b) The nine months 2004 includes a $20 million credit related to a first quarter settlement of an issue with the Internal Revenue Service. The nine months 2004 also reflected a lower U.S. income tax rate resulting from the crediting of foreign income taxes.


SUMMARY OF CAPITAL EXPENDITURES AND DD&A EXPENSE

                                             Third Quarter              Nine Months
                                     ---------------------     ---------------------
($ millions)                             2004         2003         2004         2003
================================     ========     ========     ========     ========
CAPITAL EXPENDITURES                 $    467     $    360     $  1,271     $  1,151
                                     ========     ========     ========     ========
DEPRECIATION, DEPLETION
 AND AMORTIZATION
  OF ASSETS                          $    322     $    295     $    972     $    866
================================     ========     ========     ========     ========

SUMMARY OF OPERATING STATISTICS
                                                 Third Quarter               Nine Months
                                         ---------------------     ---------------------
                                             2004         2003         2004         2003
====================================     ========     ========     ========     ========
NET OIL, GAS AND LIQUIDS
  PRODUCTION PER DAY

United States
  Crude oil and liquids (MBBL)
    California                                 77           80           77           79
    Permian                                   154          151          155          150
    Horn Mountain                              17           24           22           19
    Hugoton                                     3            4            3            4
                                         --------     --------     --------     --------
      Total                                   251          259          257          252

  Natural Gas (MMCF)
    California                                228          248          235          254
    Hugoton                                   124          136          128          141
    Permian                                   122          134          131          128
    Horn Mountain                              14           16           15           12
                                         --------     --------     --------     --------
      Total                                   488          534          509          535

Latin America
  Crude oil (MBBL)
    Colombia                                   38           31           37           35
    Ecuador                                    49           27           46           20
                                         --------     --------     --------     --------
      Total                                    87           58           83           55

Middle East
  Crude oil (MBBL)
    Oman                                       14           13           13           12
    Qatar                                      44           44           44           47
    Yemen                                      28           34           33           36
                                         --------     --------     --------     --------
      Total                                    86           91           90           95

  Natural Gas (MMCF)
    Oman                                       88           --           52           --

Other Eastern Hemisphere
  Crude oil (MBBL)
    Pakistan                                    7           10            8           10

  Natural Gas (MMCF)
    Pakistan                                   73           71           74           74

BARRELS OF OIL EQUIVALENT (MBOE)
  Subtotal consolidated subsidiaries          539          519          544          514
  Other Interests
    Colombia-minority interest                 (4)          (4)          (5)          (4)
    Russia-Occidental net interest             27           30           29           30
    Yemen-Occidental net interest               1            1            1            1
                                         --------     --------     --------     --------
TOTAL WORLDWIDE PRODUCTION (MBOE)             563          546          569          541
====================================     ========     ========     ========     ========

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental's results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing, and amount. Therefore, management uses a measure called "core earnings", which excludes those items. This non-GAAP measure is not meant to disassociate those items from management's performance, but rather is meant to provide useful information to investors interested in comparing Occidental's earnings performance between periods. Reported earnings are considered representative of management's performance over the long term. Core earnings is not considered to be an alternative to operating income in accordance with generally accepted accounting principles.

The following table sets forth the core earnings and significant items affecting earnings for each operating segment and corporate:

                                                                       Third Quarter
($ millions, except                  -----------------------------------------------
 per-share amounts)                      2004          EPS         2003          EPS
================================     ========     ========     ========     ========
TOTAL REPORTED EARNINGS              $    758     $   1.91     $    446     $   1.16
                                     ========     ========     ========     ========
OIL AND GAS
  Segment Earnings                   $  1,003                  $    660
  No significant items
    affecting earnings                     --                        --
                                     --------                  --------
  Segment Core Earnings                 1,003                       660
                                     --------                  --------
CHEMICALS
  Segment Earnings                        137                        61
  No significant items
    affecting earnings                     --                        --
                                     --------                  --------
  Segment Core Earnings                   137                        61
                                     --------                  --------
CORPORATE
  Results                                (382)                     (275)
  No significant items
    affecting earnings                     --                        --
                                     --------                  --------
TOTAL CORE EARNINGS                  $    758     $   1.91     $    446     $   1.16
================================     ========     ========     ========     ========

 * These amounts are shown after-tax.

                                                                         Nine Months
($ millions, except                  -----------------------------------------------
 per-share amounts)                      2004          EPS         2003          EPS
================================     ========     ========     ========     ========
TOTAL REPORTED EARNINGS              $  1,826     $   4.63     $  1,145     $   2.99
                                     ========     ========     ========     ========
OIL AND GAS
  Segment Earnings                   $  2,567                  $  2,024
  No significant items
    affecting earnings                     --                        --
                                     --------                  --------
  Segment Core Earnings                 2,567                     2,024
                                     --------                  --------
CHEMICALS
  Segment Earnings                        272                       139
  No significant items
    affecting earnings                     --                        --
                                     --------                  --------
  Segment Core Earnings                   272                       139
                                     --------                  --------
CORPORATE
  Results                              (1,013)                   (1,018)
  Less:
    6.4% senior note remarket fee          --                       (61)
    Trust preferred redemption
      charge                              (11)                       --
    IRS settlement                         20                        --
    Tax effect of pre-tax adjustment        4                        21
    Changes in accounting
      principles, net*                     --                       (68)
                                     --------                  --------
TOTAL CORE EARNINGS                  $  1,813     $   4.60     $  1,253     $   3.27
================================     ========     ========     ========     ========

 * These amounts are shown after-tax.

ITEMS AFFECTING COMPARABILITY OF CORE EARNINGS BETWEEN PERIODS

                                             Third Quarter               Nine Months
                                     ---------------------     ---------------------
($ millions)                             2004         2003         2004         2003
================================     ========     ========     ========     ========
PRE-TAX
INCOME / (EXPENSE)

OIL AND GAS
  Gain on sale of GOM assets (a)     $     --     $     --     $     --     $     14

CHEMICALS
  Chlorine derivatives asset
    impairment                             --           --           --           (9)
  Reorganizations/severance                --           --           --          (15)

CORPORATE
  Environmental remediation                --           --           --          (13)
  Equity earnings                          15           (6)          13          (42)
  Interest expense - early debt
    extinguishments - 2004/
    consolidation of variable
    interest entity - 2003                 (5)          --           (5)           6

(a) Net of tax.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE: October 21, 2004        S. P. Dominick, Jr.
                              --------------------------------------------------
                              S. P. Dominick, Jr., Vice President and Controller
                              (Chief Accounting and Duly Authorized Officer)

                                  EXHIBIT INDEX


     99.1      Press release dated October 21, 2004.

     99.2      Full text of speeches given by Dr. Ray R. Irani and Stephen I.
               Chazen

     99.3      Investor Relations Supplemental Schedules